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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 17, 1997


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-3)


                               SUPERIOR BANK FSB
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            (Exact name of registrant as specified in its charter)


        UNITED STATES                333-21485                36-1414142
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)        Identification Number)


         ONE LINCOLN CENTRE
     OAKBROOK TERRACE, ILLINOIS                             60181
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       (Address of Principal                              (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code (708) 916-4000
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On September 25, 1997, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1997-3 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of September 1, 1997, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On September 30, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $16,722,285.65 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $23,051,842.54 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 30, 1997, between the Depositor and the Trustee.

     On October 17, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $27,408,515.20 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $34,389,810.72 with respect to Sub-Pool 2, with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 17, 1997, between the Depositor and the Trustee (the "October 17 Instrument"). Attached to the October 17 Instrument is the Mortgage Loan Schedules with respect to Sub-Pool 1 and Sub-Pool 2 listing the related Subsequent Mortgage Loans that are the subject of such October 17 Instrument.

     On October 30, 1997, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $2,282,246.39 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $12,177,263.33 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 30, 1997, between the Depositor and the Trustee (the "October 30 Instrument"). Attached to the October 30 Instrument is the Mortgage Loan Schedules with respect to Sub-Pool 1 and Sub-Pool 2 listing the related Subsequent Mortgage Loans that are the subject of such October 30 Instrument.


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                                    -3-



     Items 3 through 6 and Item 8 are not included because they are not applicable.

      Item 7.  Financial Statements and Exhibits

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

     4.3 Subsequent Transfer Instrument, dated October 17, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

     4.4 Subsequent Transfer Instrument, dated October 30, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK FSB

                                          By:  /s/ WILLIAM C. BRACKEN
                                               -----------------------------
                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated: October 17, 1997


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                                EXHIBITS TABLE

     4.3 Subsequent Transfer Instrument, dated October 17, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

     4.4 Subsequent Transfer Instrument, dated October 30, 1997, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.